Borrowings and capital resources	12 Months Ended
Mar. 31, 2019
Borrowings and capital resources
Borrowings and capital resources

20. Borrowings and capital resources

The Group’s sources of borrowing for funding and liquidity purposes come from a range of committed bank facilities and through short-term and long-term issuances in the capital markets including bond and commercial paper issues and bank loans. We manage the basis on which we incur interest on debt between fixed interest rates and floating interest rates depending on market conditions using interest rate derivatives. The Group enters into foreign exchange contracts to mitigate the impact of exchange rate movements on certain monetary items.

This section includes an analysis of net debt, which is used to manage capital.

Accounting policies

Interest-bearing loans and overdrafts are initially measured at fair value (which is equal to cost at inception), and are subsequently measured at amortised cost, using the effective interest rate method. Where they are identified as a hedged item in a designated fair value hedge relationship, fair value adjustments are recognised in accordance with policy (see note 21 “Capital and financial risk management”). Any difference between the proceeds net of transaction costs and the amount due on settlement or redemption of borrowings is recognised over the term of the borrowing. Where bonds issued with certain conversion rights are identified as compound instruments they are initially measured at fair value with the nominal amounts recognised as a component in equity and the fair value of future coupons included in borrowings. These are subsequently measured at amortised cost using the effective interest rate method.

Net debt

At 31 March 2019 net debt represented 58% of our market capitalisation (2018: 46%).    Average net debt at month end accounting dates over the 12-month period ended 31 March 2019 was €30.9 billion and ranged between net debt of €27.0 billion and €34.1 billion. Our consolidated net debt position at 31 March was as follows:

		Restated[1]
	2019	2018
	€m	€m
Short-term borrowings
Bonds	(53)	(3,477)
Commercial paper	(873)	(2,712)
Bank loans	(1,220)	(1,159)
Other short-term borrowings[2]	(2,124)	(1,165)
	(4,270)	(8,513)
Long-term borrowings

Bonds	(44,439)	(30,473)
Bank loans	(1,780)	(2,157)
Other long-term borrowings[3]	(2,466)	(278)
	(48,685)	(32,908)

Cash and cash equivalents	13,637	4,674
Other financial instruments
Derivative financial instruments included in trade and other receivables (note 14)	3,634	2,629
Derivative financial instruments included in trade and other payables (note 15)	(2,444)	(2,383)
Short-term investments (note 13)	11,095	6,870
	12,285	7,116
Net debt	(27,033)	(29,631)

Notes:

1

Liabilities for payments due to holders of the equity shares in Kabel Deutschland AG under the terms of a domination and profit and loss transfer agreement are now separately disclosed in the consolidated statement of financial position and are no longer presented within short-term borrowings; gross short -term borrowings at 31 March 2018 have therefore been revised to exclude €1,838  billion in respect of such liabilities.

2	At 31 March 2019 the amount includes €2,011 million (2018:€1,070 million) in relation to cash received under collateral support agreements.
3	Includes €1,919 million (2018: €nil) of spectrum licence payables following the completion of recent auctions in Italy and Spain.

The fair value of the Group’s financial assets and financial liabilities held at amortised cost approximate to fair value with the exception of long term bonds with a carrying value of €44,439 million (2018: €30,473 million) and a fair value of €43,616 million (2018:  €29,724 million). Fair value is based on level 1 of the fair value hierarchy respectively, using quoted market prices.

At 31 March 2019 we had €13,637 million of cash and cash equivalents which are held in accordance with the counterparty and settlement risk limits of the Board approved treasury policy. The main forms of liquid investment at 31 March 2019 were managed investment funds, money market funds, government bonds and bank deposits.

The cash received from collateral support agreements mainly reflects the value of our interest rate swap and cross-currency interest rate swap portfolios which are substantially net present value positive. See note 21 “Capital and financial risk management” for further details on these agreements.

The Group’s gross and net debt includes certain bonds which have been designated in hedge relationships, which are carried at €1.6 billion higher than their euro equivalent redemption value. In addition, where bonds are issued in currencies other than euros, the Group has entered into foreign currency swaps to fix the euro cash outflows on redemption. The impact of these swaps are not reflected in gross debt and would decrease the euro equivalent redemption value of the bonds by €1.0 billion.

Commercial paper programmes

We currently have US and euro commercial paper programmes of US$15 billion and £8 billion respectively which are available to be used to meet short-term liquidity requirements. At 31 March 2019 €873 million were drawn under the euro commercial paper programme. The US commercial paper programme remained undrawn.

The commercial paper facilities were supported by US$4.2 billion (€3.7 billion) and €3.9 billion of syndicated committed bank facilities. No amounts had been drawn under these facilities.

Bonds

We have a €30 billion euro medium-term note programme and a US shelf programme which are used to meet medium to long-term funding requirements. At 31 March 2019 the total amounts in issue under these programmes split by currency were US$20.9 billion, €18.3 billion, £3.4 billion, AUD1.2 billion, HKD2.1 billion, NOK2.2 billion, CHF0.7 billion and JPY10 billion.

At 31 March 2019 the Group had bonds outstanding with a nominal value equivalent to €43 billion. During the year ended 31 March 2019 bonds with a nominal value equivalent of €10.2 billion were issued under the US shelf programme and €4.2 billion were issued under stand-alone documentation.

Bonds mature between 2020 and 2056 (2018: 2018 and 2056) and have interest rates between 0.0% and 7.875% (2018: 0.0% and 8.125%) Mandatory convertible bonds

On 25 February 2016 the Group issued £2.9 billion of subordinated mandatory convertible bonds (MCBs) issued in two tranches with the first £1.4 billion having matured and converted to 729.1 million shares on 25 August 2017 at a conversion price of £1.9751. The second tranche matured on 25 February 2019 and converted to 799.1 million Vodafone Group Plc shares at a conversion price of £1.8021.

On 12 March 2019 the Group issued £3.4 billion of subordinated mandatory convertible bonds (MCBs) split into two equal tranches of £1.7 billion, the first maturing on 12 March 2021 and the second on 12 March 2022 with coupons of 1.2% and 1.5% respectively. These were recognised as compound instruments with nominal values of £3.4 billion (€3.8 billion) recognised as a component of shareholders’ funds in equity and the fair value of future coupons £0.1 billion (€0.1 billion) recognised as a financial liability in borrowings.

The conversion price on issue of the bonds was £1.3505. The Group’s strategy is to hedge the equity risk associated with the MCB issuance to any future movement in its share price by an option strategy designed to hedge the economic impact of share price movements during the term of the bonds. Should the Group decide to buy back ordinary shares to mitigate dilution resulting from the conversion the hedging strategy will provide a hedge for the repurchase price.

Treasury shares

The Group held a maximum of 2,139,038,029 of its own shares during the year which represented 7.4% of issued share capital at that time.

Dividends from associates and to non-controlling shareholders

Dividends from our associates are generally paid at the discretion of the Board of Directors or shareholders of the individual operating and holding companies, and we have no rights to receive dividends except where specified within certain of the Group’s shareholders’ agreements. Similarly, other than ongoing dividend obligations to the Kabel Deutschland A.G. minority shareholders, should they continue to hold their minority stake, we do not have existing obligations under shareholders’ agreements to pay dividends to non-controlling interest partners of our subsidiaries or joint ventures.

The amount of dividends received and paid in the year are disclosed in the consolidated statement of cash flows.

Potential cash outflows from option agreements and similar arrangements

Put options issued as part of the hedging strategy for the MCBs permit the holders to exercise against the Group at maturity of the option if there is a decrease in our share price. Under the terms of the options, settlement must be made in cash which will equate to the reduced value of shares from the initial conversion price, adjusted for dividends declared, on 3,055 million shares.

Sale of trade receivables

During the year, the Group sold certain trade receivables to a financial institution. Whilst there are no repurchase obligations in respect of these receivables, the Group provided a credit guarantee which would only become payable if default rates were significantly higher than historical rates. The credit guarantee is not considered substantive and substantially all risks and rewards associated with the receivables passed to the purchaser at the date of sale, therefore the receivables were derecognised. The maximum payable under the guarantees at 31 March 2019 was €757 million (2018: €506 million). No provision has been made in respect of these guarantees as the likelihood of a cash outflow has been assessed as remote.

Supplier Financing arrangements

The Group offers suppliers the opportunity to use supply chain financing (‘SCF’). SCF allows suppliers that decide to use it to receive funding earlier than the invoice due date. At 31 March 2019, the financial institutions which run the SCF programmes had purchased €2.5 billion (2018: €2.3 billion) of supplier invoices, principally from larger suppliers. The Group does not provide any financial guarantees to the financial institutions under this programme and continues to cash settle supplier payables in accordance with their contractual terms. As such, the programme does not change the Group’s net debt, trade payable balances or cash flows.

The Group evaluates supplier arrangements against a number of indicators to assess if the payable continues to hold the characteristics of a trade payable or should be classified as borrowings; these indicators include whether the payment terms exceed customary payment terms in the industry or 180 days. At 31 March 2019, none of the payables subject to supplier financing arrangements met the criteria to be reclassified as borrowings.